U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report - July 1, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Pennsylvania                333-103673                 65-1172823
         ------------                ----------                 ----------
 (State or other Jurisdiction   (Commission File No.)     (IRS Employer
       of Incorporation)                                  Identification Number)


 731 Chestnut Street, Emmaus, PA                                         18049
 ---------------------------------                                       -----
(Address of principal executive offices)                              (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2. Acquisition and Disposition of Assets.

On July 1, 2003, East Penn Financial Corporation, the Registrant, became the holding company for East Penn Bank, a Pennsylvania-chartered bank. Under the terms of the Plan of Reorganization, dated February 27, 2003, among the Registrant, East Penn Bank and East Penn Interim Bank, the interim bank merged with and into East Penn Bank, under the charter of East Penn Bank and under the name "East Penn Bank". The effective date of the merger was July 1, 2003. The interim bank was organized as the wholly-owned subsidiary of the Registrant to facilitate the reorganization of the bank into a holding company structure. As a result of the merger of the interim bank into East Penn Bank, the shareholders of East Penn Bank became the shareholders of the Registrant, and East Penn Bank became the wholly-owned subsidiary of the Registrant.

A detailed description of the transaction is set forth in the Registrant's proxy statement/prospectus, which is included in the Registrant's Registration Statement on Form S-4, File No. 333-103673, filed with the Securities and Exchange Commission on March 7, 2003 under the Securities Act of 1933, and as amended by Pre-Effective Amendment No. 1 filed April 9, 2003, and Pre-Effective Amendment No. 2 filed April 17, 2003, which information is incorporated herein by reference. In addition, a copy of the registrant's press release, dated July 1, 2003, is attached as Exhibit 99.1.

Under Rule 12g-3(a), promulgated under the Securities Exchange Act of 1934, East Penn Financial Corporation is the successor issuer to East Penn Bank. East Penn Bank's common stock was registered under Section 12(g) of the Securities Exchange Act at the effective time of the reorganization. Accordingly, East Penn Financial Corporation's common stock is deemed to be registered, by operation of law, under Section 12(g) of the Securities Exchange Act.

East Penn Financial Corporation filed a registration statement on Form 8-A on July 1, 2003 to register its common stock and preferred stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

          The registrant hereby incorporates by reference the following financial information filed with the Securities and Exchange
          Commission:

          1. East Penn Bank's Balance Sheet for the years ended December 31, 2002, 2001 and 2000, and Statements of Income, Statements of Stockholders' Equity and Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000, and Notes to Financial Statements, as included on pages F-22 through F-48 of the proxy statement/prospectus included in East Penn Financial Corporation's Registration Statement on Form S-4 (File No. 333-103673), filed with the SEC on March 7, 2003.




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          2.   East Penn Bank's Balance Sheets, Statements of Income, Statements
               of Stockholders' Equity and Statements of Cash Flows, and Notes to Financial Statements, as included in the Bank's Quarterly Report on Form 10-Q, for the quarter ended March 31, 2003, which is attached as Exhibit 99.1 to East Penn Financial Corporation's Quarterly Report on Form 10-Q, for the quarter ended March 31, 2003, filed with the SEC on May 30, 2003.

        (b) Pro Forma Financial Information.

          Immediately following the effective time of the reorganization, the consolidated financial statements of the Registrant were substantially the same as East Penn Bank's financial statements immediately prior to the reorganization. Prior to the reorganization, East Penn Financial Corporation did not conduct any business operations.

        (c)  Exhibits:

          2.1 Plan of Reorganization, dated February 27, 2003, between East Penn Financial Corporation, East Penn Bank and East Penn Interim Bank, is incorporated herein by reference to Annex A of the proxy statement/prospectus included in East Penn Financial Corporation's Registration Statement No. 333-103673 on Form S-4, filed with the Securities and Exchange Commission on March 7, 2003.

          2.2 Plan of Merger, dated February 27, 2003, between East Penn Bank and East Penn Interim Bank, is incorporated herein by reference to Exhibit A to Annex A of the proxy statement/prospectus included in East Penn Financial Corporation's Registration Statement No. 333-103673 on Form S-4, filed with the Securities and Exchange Commission on March 7, 2003.

          99.1 Press Release, dated July 1, 2003, re: consummation of holding company formation.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EAST PENN FINANCIAL CORPORATION
                                                      (Registrant)


Dated: July 1, 2003                              /s/ Brent L. Peters
                                                 -------------------------------
                                                 Brent L. Peters, President and
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX



                                                                                           PAGE NO. IN
                                                                                              MANUALLY
                                                                                              SIGNED
EXHIBIT NO.                                                                                  ORIGINAL
-----------                                                                                  --------
2.1      Plan of Reorganization, dated February 27, 2003, between East Penn                        *
         Financial Corporation, East Penn Bank and East Penn Interim Bank, is
         incorporated herein by reference to Annex A of the proxy
         statement/prospectus included in East Penn Financial Corporation's
         Registration Statement No. 333-103673 on Form S-4, filed with the
         Securities and Exchange Commission on March 7, 2003.

2.2      Plan of Merger, dated February 27, 2003, between East Penn Bank and East                  *
         Penn Interim Bank, is incorporated herein by reference to Exhibit A to
         Annex A of the proxy statement/prospectus included in East Penn Financial
         Corporation's Registration Statement No. 333-103673 on Form S-4, filed with the Securities and Exchange Commission on March 7, 2003.

99.1     Press Release, dated July 1, 2003, re: consummation of holding company                    6
         formation.


* Incorporated by reference.

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